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                                                                   Exhibit 10.27


             AMENDMENT NO. 1 TO EMPLOYMENT AND NONCOMPETE AGREEMENT

         This Amendment No. 1 To Employment and Noncompete Agreement (the "Amendment") is made and entered into as of the 25th day of August, 1998, by and between PCA INTERNATIONAL, INC., a North Carolina corporation (the "Company"); and ERIC H. JELTRUP, a citizen and resident of the State of North Carolina ("Employee").

                              Background Statement
                              --------------------

         Employee and the Company entered into an Employment Agreement (the "Agreement") dated as of June 9, 1997. Employee and the Company have agreed to amend paragraph 4(a) to increase Employee's Base Rate. Capitalized words or phrases used herein without definition shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual duties and obligations set forth herein, and intending to be legally bound, the parties hereto agree as follows:

         1. The Agreement is hereby amended by deleting paragraph 4(a) and replacing it with the following:

                  "The annual base compensation rate to be paid to Employee for the services to be rendered hereunder shall be Two Hundred Fifty Thousand Dollars ($250,000.00), payable in accordance with the Company's normal payroll practices, subject to applicable federal and state income and social security tax withholding requirements (the "Base Rate").

         2. Except as set forth herein, the Agreement is ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                                     Employee:

                                                     /s/ Eric H. Jeltrup
                                                     --------------------------
                                                     Eric H. Jeltrup


                                                     Company:

                                                     PCA International, Inc.


                                                     By: /s/ John Grosso
                                                        ------------------------

                                                     Its:_______________________